UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: January 24, 2007

(Date of earliest event reported)

Markel Corporation

(Exact name of registrant as specified in its charter)

Virginia	001-15811	54-1959284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4521 Highwoods Parkway

Glen Allen, Virginia 23060-6148

(804) 747-0136

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On January 24, 2007, Markel Corporation issued a press release announcing 2006 annual financial results. A copy of this press release is furnished as Exhibit 99.1

Item 9.01	Financial Statements and Exhibits.

(d) Exhibit

No.	Description

99.1	Press release issued January 24, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MARKEL CORPORATION

Date: January 24, 2007	By:	/s/ Richard R. Whitt, III
	Name:	Richard R. Whitt, III
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Description

99.1	Press release issued January 24, 2007.